UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing first quarter 2008 results.

See also Item 7.01 below, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A.	Earnings Release. Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing first quarter 2008 results.

B.	Quarterly Financial Supplement. Prudential Financial, Inc. furnishes herewith, as Exhibit 99.1, the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended March 31, 2008.

C.	Investments in Residential and Commercial Mortgage-Backed Securities, Asset-Backed Securities, and Commercial Loans. In connection with its announcement of first quarter 2008 results, Prudential Financial, Inc. furnishes herewith, as Exhibit 99.2, information about the Company’s investments, as of March 31, 2008, in residential and commercial mortgage-backed securities, asset-backed securities, and commercial loans. In announcing results for recent prior quarters, management has provided an estimate of credit-related principal loss on its holdings of asset-based securities collateralized by sub-prime mortgages. Management’s current estimate of the exposure of the Financial Services Businesses to credit-related loss of principal on its holdings as of March 31, 2008 of asset-backed securities collateralized by sub-prime mortgages under stress scenarios and assuming no recoveries from monoline bond insurers is approximately $400 million after-tax over a five-year period. This estimate is based on holdings of the Financial Services Businesses as of March 31, 2008 and is consistent with an approximately 40% peak to trough decline in housing prices for the collateral underlying the securities owned. Management’s estimate reflects its current evaluation of expected incidence of default and severity of loss on default, which have increased since year-end under these stress scenarios. The estimate of credit-related loss of principal is a measure of possible net loss of principal on the securities owned rather than a measure of changes in market value of the securities that could be recognized under generally accepted accounting principles during the period of ownership as unrealized or realized losses on investments, or realized losses that could result from sale of the securities.

D.	Investments Supported by Guarantees from Monoline Bond Insurers. Certain of the Company’s fixed maturity investments are supported by guarantees from monoline bond insurers. As of March 31, 2008, on an amortized cost basis, $2.285 billion, or 2% of general account available for sale fixed maturity investments attributable to the Financial Services Businesses were supported by bond insurance. As of March 31, 2008, 99% of these investments had credit ratings of A or higher, reflecting the credit quality of the monoline bond insurers. Management estimates, taking into account the structure and credit quality of the underlying investments and giving no effect to the support of these securities by guarantees from monoline bond insurers, that 76% of the $2.285 billion total (based upon amortized cost) would have investment grade credit ratings. Based on amortized cost, $1.339 billion of the $2.285 billion of securities supported by bond insurance were asset-backed securities collateralized by sub-prime mortgages, $0.526 billion were other asset-backed securities and $0.420 billion were municipal bonds. Management estimates that 66% of the asset-backed securities collateralized by sub-prime mortgages, 80% of the other asset-backed securities, and all of the municipal bonds would have investment grade credit ratings giving no effect to the support of these securities by guarantees from monoline bond insurers. As of March 31, 2008, the bond insurance is provided by five insurance companies, with no company representing more than 31% of the overall amortized cost of the securities supported by bond insurance attributable to the Financial Services Businesses.

As of March 31, 2008, on an amortized cost basis, $1.105 billion, or 2% of fixed maturity investments attributable to the Closed Block Business were supported by bond insurance. As of March 31, 2008, 99% of these investments had credit ratings of A or higher, reflecting the credit quality of the monoline bond insurer. Management estimates, taking into account the structure and credit quality of the underlying investments and giving no effect to the support of these securities by guarantees from monoline bond insurers, that 88% of the $1.105 billion total (based upon amortized cost) would have investment grade credit ratings. Based on amortized cost, $0.814 billion of the $1.105 billion of securities supported by bond insurance were asset-backed securities collateralized by sub-prime mortgages, $0.168 billion were other asset-backed securities, and $0.123 billion were municipal bonds. Management estimates that 85% of the asset-backed securities collateralized by sub-prime mortgages, 94% of the other asset-backed securities, and all of the municipal bonds would have investment grade credit ratings giving no effect to the support of these securities by guarantees from monoline bond insurers. As of March 31, 2008, the bond insurance is provided by five insurance companies, with no company representing more than 34% of the overall amortized cost of the securities supported by bond insurance attributable to the Closed Block Business.

E.	Reclassification of Commercial Mortgage Securitization Operations and Change in Definition of Adjusted Operating Income Relating to Certain Externally Managed Investments.

1.	Reclassification of Commercial Mortgage Securitization Operations. In reporting adjusted operating income for the quarter ended March 31, 2008, the Company has classified its commercial mortgage securitization operations as a “divested business,” reflecting its decision to exit this business. As a result, these operations, which involved the origination and purchase of commercial mortgage loans for sale into commercial mortgage backed securitization transactions, together with related hedging activities, have been excluded from adjusted operating income for all periods presented. The Company will retain and continue the remainder of its commercial mortgage origination, servicing and other commercial mortgage related activities. As a result of this decision, the commercial mortgage securitization operations, which have been historically included in the Company’s Asset Management segment, are excluded from the Asset Management segment and included in Corporate and Other operations as a divested business. Accordingly, these results are excluded from adjusted operating income, with prior period results being adjusted to reflect such reclassification. Divested businesses reflected in Corporate and Other operations consist of businesses that have been or will be sold or exited that do not qualify for “discontinued operations” accounting treatment under generally accepted accounting principles (“GAAP”). The Company does not anticipate that it will incur material costs (including employee severance, retention and other employee related costs) in connection with this decision.

For the quarter ended March 31, 2008, the commercial mortgage securitization operations had a pre-tax net loss of $107 million, which is included in GAAP pre-tax income from continuing operations and net income but, as indicated above, is excluded from adjusted operating income of the Financial Services Businesses. The classification of results for the commercial mortgage securitization operations as a divested business has been given effect for current and historical results, as shown in the schedule below.

Adjusted operating income differs from net income and income from continuing operations determined in accordance with GAAP but is the financial measure that the Company uses to analyze the operations of each segment in managing its Financial Services Business. See note (1) to the schedule below.

2.	Change in Definition of Adjusted Operating Income Relating to Certain Externally Managed Investments. Effective for the quarter ended March 31, 2008, the Company has amended its definition of adjusted operating income as it relates to certain externally managed investments in the European market. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage.

As stated above, adjusted operating income differs from net income and income from continuing operations determined in accordance with GAAP but is the financial measure that the Company uses to analyze the operations of each segment in managing its Financial Services Businesses. The Company views adjusted operating income under the amended definition as a more meaningful presentation of its results for purposes of analyzing the operating performance of, and allocating resources to, its business segments, as the amended definition presents the results of these investments on a basis generally consistent with similar investments held directly within the general account portfolio. Under GAAP, the Company accounts for these investments as available for sale securities containing embedded derivatives that are marked to market and included in current period earnings on a GAAP basis through “Realized investment gains (losses), net” based upon the change in value of the underlying portfolio. Prior to this amendment, adjusted operating income included cumulative losses on the embedded derivatives and recoveries of such losses in the period in which they occurred, while cumulative net gains on the embedded derivatives were deferred and amortized into adjusted operating income over the remaining life of the notes. Under the amended definition, adjusted operating income excludes the mark to market adjustment on the embedded derivatives included in “Realized investment gains (losses), net.” Accounting for these investments under GAAP has not been changed. Adjusted operating income results for earlier periods have been revised to conform to the amended definition.

For the quarter ended March 31, 2008, the mark to market adjustment on the embedded derivatives within these investments resulted in pre-tax losses of $208 million, which are included in GAAP pre-tax income from continuing operations and net income but, as indicated above, are excluded from adjusted operating income of the Financial Services Businesses. Adjusted operating income for current and historical periods, giving effect to the amended definition, is shown in the schedule below.

3.	Effect of Reclassification of Commercial Mortgage Securitization Operations and Change in Definition of Adjusted Operating Income Relating to Certain Externally Managed Investments on Current and Historical Results.

The following schedule shows the effect on results for the periods indicated of the matters described above:

	2008	2007					2006	2005
	Q1	Full Year	Q4	Q3	Q2	Q1	Full Year	Full Year
Adjusted operating Income (1) (In millions)
Pre- tax adjusted operating income as currently reported	$992	$4,905	$1,080	$1,392	$1,212	$1,221	$4,065	$3,513

Impact of amended definition for certain managed assets in the European market	(208)	(145)	(77)	(71)	2	1	(7)	(12)

Results of mortgage securitization operations classified as divested business	(107)	(63)	(53)	(42)	23	9	43	37

Pre-tax adjusted operating income prior to amended definition and classification of mortgage securitization operations classified as divested business		$4,697	$950	$1,279	$1,237	$1,231	$4,101	$3,538

Earnings Per Share of Common Stock (diluted) (1)
Based upon adjusted operating income as currently reported	$1.65	$7.60	$1.79	$2.13	$1.84	$1.83	$6.02	$4.78

Based upon adjusted operating income prior to amended definition and classification of mortgage securitization operations classified as divested business		$7.31	$1.61	$1.97	$1.87	$1.85	$6.06	$4.81

Operating Return on Average Equity (2)
Based upon adjusted operating income as currently reported	13.03%	16.32%	14.88%	17.97%	16.04%	16.29%	14.23%	12.21%

Based upon adjusted operating income prior to amended definition and classification of mortgage securitization operations classified as divested business		15.71%	13.38%	16.68%	16.31%	16.40%	14.33%	12.28%

(1)	Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are freestanding derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well. Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses. Set forth in Exhibit 99.3 for each of the periods shown in the above schedule is a reconciliation of pre-tax adjusted operating income of the Financial Services Businesses as currently reported to income from continuing operations (after-tax) of the Financial Services Business before equity in earnings of operating joint ventures as determined under GAAP and of earnings per share of Common Stock (diluted) based on after-tax adjusted operating income of the Financial Services Businesses as currently reported to earnings per share (diluted) based on income from continuing operations (after-tax) of the Financial Services Business before equity in earnings of operating joint ventures as determined under GAAP.
(2)	Operating Return on Average Equity is adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.0	News release of Prudential Financial, Inc., dated April 30, 2008, announcing first quarter 2008 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended March 31, 2008 (furnished and not filed).

99.2	Information about Prudential Financial, Inc.’s investments, as of March 31, 2008, in residential and commercial mortgage-backed securities, asset-backed securities, and commercial loans (furnished and not filed).

99.3	Reconciliation between adjusted operating income and the comparable GAAP measure (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2008

PRUDENTIAL FINANCIAL, INC.

By:	/s/ PETER B. SAYRE
Name:	Peter B. Sayre
Title:	Senior Vice President and Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
99.0	News release of Prudential Financial, Inc., dated April 30, 2008, announcing first quarter 2008 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended March 31, 2008 (furnished and not filed).

99.2	Information about Prudential Financial, Inc.’s investments, as of March 31, 2008, in residential and commercial mortgage-backed securities, asset-backed securities, and commercial loans (furnished and not filed).

99.3	Reconciliation between adjusted operating income and the comparable GAAP measure (furnished and not filed).